FIRST quarter 2024 EARNINGS CALL MAY 2, 2024 Exhibit 99.2

Forward-looking statements This presentation contains a number of forward-looking statements. Words, and variations  of  words,  such  as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking  statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are  forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements.  Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following: general economic uncertainty in key global markets and a worsening of global economic conditions; travel industry disruptions; the impact of our overall level of indebtedness, as well as our financial covenants, on our operational and financial flexibility; seasonality of our businesses; unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects; the importance of key members of our account teams to our business relationships; our ability to manage our business and continue our growth if we lose any of our key personnel; the competitive nature of the industries in which we operate; our dependence on large exhibition event clients; adverse effects of show rotation on our periodic results and operating margins; transportation disruptions and increases in transportation costs; natural disasters, weather conditions, accidents, and other catastrophic events; our exposure to labor cost increases and work stoppages related to unionized employees; our multi-employer pension plan funding obligations; our ability to successfully integrate and achieve established financial and strategic goals from acquisitions; our exposure to cybersecurity attacks and threats;  our exposure to currency exchange rate fluctuations; liabilities relating to prior and discontinued operations; Sufficiency and cost of insurance coverage; and compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data. For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.

NON-GAAP FINANCIAL MEASURES This document includes the presentation of “Adjusted EBITDA” and ”Adjusted Net Income (Loss)”, which are supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  These non-GAAP measures should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.  The use of these non-GAAP financial measures is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because these non-GAAP measures do not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance. Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, transaction-related costs, attraction start-up costs, restructuring charges, impairment charges, the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests, and gains or losses from sales of businesses. Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business. Adjusted Net Income (Loss) is defined by management as net income attributable to Viad before income (loss) from discontinued operations, transaction-related costs, attraction start-up costs, restructuring charges, impairment charges, other non-recurring expenses, and tax matters. Adjusted Net Income (Loss) is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s performance. Forward-Looking Non-GAAP Measures The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, transaction-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

Q1’24 Earnings Call HIGHLIGHTS Pursuit delivered 14% revenue growth and successfully launched new attraction 1 GES drove margin expansion with healthy revenue growth 2 Maintain outlook for strong full year growth as positive trends continue for both businesses 3 FY’24 Consolidated Adjusted EBITDA expected to grow ~16-30% from 2023

FINANCIAL PERFORMANCE & OUTLOOK

6 solid Q1’24 RESULTS Revenue grew 4.9% versus Q1’23, reflecting healthy growth at both Pursuit and GES Adjusted EBITDA* grew $0.9 million driven by continuing improvements at GES Adjusted Net Loss* improved $0.3 million primarily due to stronger consolidated Adjusted EBITDA and lower interest expense, partially offset by higher depreciation expense Net Loss Attributable to Viad increased $4.2 million primarily due to higher non-operational items and income tax expense Q1’23 income tax benefit included a $2.1 million favorable tax matter * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure. $ MILLIONS, except per share data Q1’24 CHANGE VS. Q1’23 Revenue $273.5 $12.7 Pursuit Revenue 37.2 4.6 GES Revenue 236.3 8.1 Net Loss Attributable to Viad $(25.1) $(4.2) Adjusted Net Loss* (21.7) 0.3 Diluted EPS Attributable to Viad $(1.29) $(0.19) Adjusted Diluted EPS* (1.13) 0.02 Consolidated Adjusted EBITDA* $4.3 $0.9 Pursuit Adjusted EBITDA* (11.1) (0.8) GES Adjusted EBITDA* 18.9 2.2 Corporate Adjusted EBITDA* (3.5) (0.4)

7 PURSUIT Q1’24 YEAR-OVER-YEAR RESULTS * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure. ** Same-Store metrics include only attractions and lodging properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2024 and 2023 periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis. Note: Amounts may not add as presented due to rounding Revenue increased 14% year-over-year led by attractions ticket revenue Attractions ticket revenue grew 25% driven by higher effective ticket prices and a 10% increase in visitors Same-store ticket revenue grew 18% and visitors increased 2% Continued to see strong demand for our experiences and destinations Adjusted EBITDA decreased by $0.8 million primarily reflecting increased operating costs to support higher business volume PURSUIT ($ MILLIONS) Q1’24 CHANGE VS. Q1’23 Revenue: Ticket Revenue $17.8 $3.5 Room Revenue 7.6 0.0 Food & Beverage 6.5 0.6 Retail Operations 1.7 0.1 Transportation and Other 3.6 0.3 Total Revenue $37.2 $4.6 Adjusted EBITDA* $(11.1) $(0.8) Adjusted EBITDA Margin -29.9% 1.6% Metrics: Attraction Visitors (000’s) 451.8 10.4% Same-Store Attraction ETP** $41 16.1% Same-Store Hospitality RevPAR** $65 (1.7)%

8 GES Q1’24 YEAR-OVER-YEAR RESULTS Revenue increased 3.6% year-over-year reflecting: Continued underlying growth More than offset ~$4M decline due to the timing of major non-annual shows Excluding the impacts of major non-annual shows, revenue increased ~6% Spiro revenue grew ~7% on strong spending from existing and new clients GES Exhibitions revenue grew ~5% as event sizes continued to improve Adjusted EBITDA* increased $2.2 million with strong flow-through on the growth in revenue GES ($ MILLIONS) Q1’24 CHANGE VS. Q1’23 Revenue: Spiro $61.2 $0.9 GES Exhibitions 175.8 6.3 Inter-Segment Elims (0.8) 0.9 Total Revenue $236.3 $8.1 Adjusted EBITDA*: Spiro $4.6 $0.9 GES Exhibitions 14.3 1.3 Total Adjusted EBITDA* $18.9 $2.2 Adjusted EBITDA Margin: Spiro 7.6% 1.4% GES Exhibitions 8.1% 0.4% Total Adjusted EBITDA Margin 8.0% 0.7% Metrics: Major Non-Annual Show Revenue $15.9 $(4.1) U.S. Exhibition Same-Show Revenue $66.1 6.1% * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure. Note: Amounts may not add as presented due to rounding

FINANCIAL OUTLOOK – Q2’24 & FY’24 $ MILLIONS Q2’24 GUIDANCE FY’24 GUIDANCE Pursuit: Revenue Adjusted EBITDA $92 to $97 $20 to $24 Up mid-single digits $105 to $115 GES: Revenue Adjusted EBITDA $260 to $280 $34.5 to $38.5 Up low-double digits $80 to $90 Consolidated: Revenue Adjusted EBITDA* Cash from Operations Capital Expenditures $352 to $377 $51 to $59 $35 to $45 $20 to $25 (includes ~$5 for growth) Up high-single to low-double digits $171 to $191 $120 to $140 $65 to $70 (includes ~$20 for growth) *Viad Consolidated Adjusted EBITDA represents segments less corporate costs. UNCHANGED

PURSUIT'S Q1'24 ATTRACTION PERFORMANCE

TICKET REVENUE ($M)


+25%
14
18
Q1'23
Q1'24

VISITATION (K)


+10%
409
4
Q1'23
Q1'24

SAME-STORE ETP


+16%
$35.
$
Q1'23
Q1'24

25% year-over-year ticket revenue growth driven by strong increases in pricing and visitation

- 18% year-over-year same-store ticket revenue growth with substantial increase in same-store effective ticket price
- Sky Lagoon significantly contributed to success with robust demand for the geothermal attraction experience in Iceland
- Impressive launch of new FlyOver Chicago attraction at Navy Pier on March 1


FlyOver Chicago, Navy Pier

Note: Same-Store metrics include only attractions properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2024 and 2023 periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis.

11

VIAD

PURSUIT’s Q1’24 HOSPITALITY PERFORMANCE ROOM REVENUE ($M) 2023F 2024P Solid room revenue performance during seasonally slow period despite unfavorable weather conditions Year-over-year growth in March helped offset early season softness Continue to expect strong room revenue and RevPAR growth as seasonal properties open, and we head into the peak summer season SAME-STORE ADR SAME-STORE OCCUPANCY SAME-STORE REVPAR Note: Same-Store metrics include only lodging properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2024 and 2023 periods presented. For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis. Pyramid Lake Lodge, Jasper, Canada

PURSUIT’s LODGING BOOKING PACE +24% US LODGING ROOM REVENUE ON THE BOOKS* (USD $M) +3% CANADIAN LODGING ROOM REVENUE ON THE BOOKS* (CAD $M) 2022 2023 2024 * Room Revenue on the Books data represents reservations taken to date as of April 26, 2022, 2023, and 2024. 2022 2023 2024 ADR +14% vs. 2023 ADR +9% vs. 2023 % of FY Rooms Available Sold % of FY Rooms Available Sold 51% 44% 43% 39% 40% 44%

PURSUIT'S REVENUE GROWTH


REVENUE ($M)
+14%
33
37
Q1'23
Q1'24
350
Up mid-single digits
FY'23
FY'24 Est.

- **14% year-over-year revenue growth in Q1'24 during seasonally slow period**
- **Continued revenue growth expected for full year**
- **<u>Key Drivers</u>:**
  - Strong demand for iconic, unforgettable, inspiring experiences
  - Increased demand in visitation plus pricing power
  - FlyOver Chicago opened March 1

14

PURSUIT'S MARGIN EXPANSION


ADJUSTED EBITDA MARGIN (%)
Q1'23
Q1'24
-31.6%
-29.9%
+160 bps
+~360 bps
~30%
26.4%
FY'23
FY'24 Est.
ADJUSTED EBITDA* (M)
$(10)
$(11)
$93
$105-115

- **Continued strong margin improvement expected for full year**
- **30% full year target within reach**
- **<u>Key Drivers</u>:**
  - Higher attraction visitation with strong throughput
  - Revenue management
  - Prudent labor and expense management
- **Expect continued multi-year margin expansion to reach ~33%**

** Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.*

15

17 EXHIBITIONS’ SAMe-SHOW METRICS CONTINUE TO IMPROVE Continue to see year-over-year improvements in both same-show revenue and square footage Same-show revenue is essentially fully recovered due to pricing power Substantial opportunity for future growth as same-show square footage fully recovers * The US same show metric compares tradeshows that occurred in the same city for both occurrences and generally represents between ~30% and 40% of the total exhibition revenue. GES US Exhibitions vs. 2019 Pre-Pandemic Occurrence Q1’23 Q1’24 SAME-SHOW* REVENUE SAME-SHOW* SQUARE FOOTAGE Q1’23 Q1’24

SPIRO’s winning growth strategy Built for strong revenue growth of high-single to low-double digits from new and existing clients in large, fragmented growing experiential marketing market with a forecasted $178B TAM by 2028 RETAIN Maintain marquee client base and use as a foundation for future growth Strong position with leading companies in targeted industries GROW Accelerate existing client revenue growth with new products and services Pursue untapped revenue opportunities with current clients Utilize competitive differentiators to penetrate new markets and acquire new clients Exploit unmatched global capabilities to acquire new clients EXPAND 60 New clients SINCE SPIRO LAUNCH IN Q1’22 18 Source: PQ Media’s Global Advertising & Marketing Forecast 2024-2028

GES' REVENUE GROWTH


REVENUE ($M)
+4%
228
236
888
Up low-double digits
Q1'23
Q1'24
FY'23
FY'24 Est.

- **4% year-over-year revenue growth in Q1'24**

  Excluding major non-annual shows:
  - 6% overall revenue growth
  - 5% Exhibitions revenue growth
  - 7% Spiro revenue growth
- **Continued revenue growth expected for full year**

  Key Drivers:
  - Continued recovery of exhibition show sizes and pricing strength
  - Spiro winning new clients and cultivating existing clients from expanding capabilities
  - 2024 will benefit from major non-annual shows (*~$65M of incremental revenue*)

Q1	Q2	Q3	Q4	FY
$(4)	~$(10)	~$85-$90	~$(10)	~$65

19

VIAD

GES’ margin expansion 70 bps year-over-year margin increase in Q1’24 Greater than 8% full year target within reach Key Drivers: Exhibitions’ show sizes recovering New Spiro wins with improved SG&A leverage Continued focus on efficiency with lean productivity initiatives Expect to hold at or above 8% target beyond 2024 ADJUSTED EBITDA MARGIN (%) ADJUSTED EBITDA* (M) Q1’23 Q1’24 +~80 bps FY’23 FY’24 Est. +70 bps $17 $19 $68 $80-90 * Refer to Appendix for a discussion and reconciliation of this non-GAAP financial measure to its most directly comparable GAAP financial measure.

APPENDIX

FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES We have also provided forward−looking guidance for Adjusted EBITDA, a non−GAAP financial measure. We do not provide a reconciliation of the forward−looking guidance of Adjusted EBITDA, a non−GAAP financial measure, to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking GAAP financial measure. NON-GAAP FINANCIAL RECONCILIATION Includes costs primarily related to the development of Pursuit's new FlyOver attraction in Chicago. Includes non-capitalizable fees and expenses related to Viad’s shelf registration in 2024 and Viad’s credit facility refinancing efforts in 2023. Remeasurement of finance lease obligation represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation. Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, transaction-related costs and other non-recurring costs included within Corporate activities expense.

NON-GAAP FINANCIAL RECONCILIATION Remeasurement of finance lease obligation attributable to Viad represents the non-cash foreign exchange loss/(gain) included within Cost of Services related to the periodic remeasurement of the Sky Lagoon finance lease obligation that is attributed to Viad’s 51% interest in Sky Lagoon.

24 Pursuit key performance metrics *Same-Store metrics include only attractions and lodging properties that Pursuit operated at full capacity, considering seasonal closures, for the entirety of the 2024 and 2023 periods presented. New attraction opened after January 1, 2023, and excluded from the same-store ETP and visitation, includes FlyOver Chicago (opened March 2024). For experiences located outside the United States, financial metric comparisons to the prior year are expressed on a constant U.S. dollar basis, using the current year quarterly average exchange rates for previous periods to eliminate the impact of changes in exchange rates..

25 Pursuit disaggregation of revenue

26 Cash Flow and Balance Sheet highlights